Exhibit 10.5

RESTRICTED STOCK AWARD AGREEMENT

Quanex Corporation

1996 Employee Stock Option and Restricted Stock Plan

This RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”) is made by and between Quanex Corporation, a Delaware corporation, (the “Company”) and                               (the “Director”) effective as of the                day of                                     , 20     ( the “Grant Date”), pursuant to the Quanex Corporation 1996 Employee Stock Option and Restricted Stock Plan (the “Plan”), which is incorporated by reference herein in its entirety.

WHEREAS, the Company desires to grant to the Director the shares of equity securities specified herein (the “Shares”), subject to the terms and conditions of this Agreement; and

WHEREAS, the Director desires to have the opportunity to hold Shares subject to the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.                                      Definitions.  For purposes of this Agreement, the following terms shall have the meanings indicated:

(a)           “Transfer Restrictions” shall mean any prohibitions and restrictions set forth herein with respect to the sale or other disposition of Shares issued to the Director hereunder.

(b)           “Restricted Shares” shall mean the Shares that are subject to the Transfer Restrictions under this Agreement.

Capitalized terms not otherwise defined in this Agreement shall have the meanings given to such terms in the Plan.

2.             Grant of Restricted Shares.  Effective as of the Grant Date, the Company shall cause to be issued in the Director’s name the following Shares as Restricted Shares:                    shares of the Company’s Common Stock, $.50 par value.  The Company shall cause certificates evidencing the Restricted Shares to be issued in the Director’s name, pursuant to which the Director shall have, except for the Transfer Restrictions, all of the rights of a stockholder with respect to such Restricted Shares, including, without limitation, the right to receive any dividends or distributions allocable thereto and all voting rights appurtenant thereto.  Upon issuance the certificates shall be delivered to the Secretary of the Company or to such other depository as may be designated by the Committee under the Plan as a depository for safekeeping until the Transfer Restrictions lapse.  Effective as of the date of this Agreement, the Director shall deliver to the Company all stock powers, endorsed in blank, relating to the Restricted Shares.  In accepting this award of Shares the Director accepts and agrees to be bound by all the terms and conditions of the Plan.

3.             Transfer Restrictions.  The Shares granted hereby may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of (other than by will or the applicable laws of descent and distribution) until after the cessation of the Director’s services as a director of the Company.  Further, the Shares granted hereby may not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws.  Any attempted sale, assignment, pledge, exchange, hypothecation, transfer, encumbrance or disposition in violation of this Agreement shall be void and the Company shall not be bound thereby.  The Director also agrees (i) that the Company may refuse to cause the transfer of the Shares to be registered on the applicable stock transfer records if such proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of any applicable securities law and (ii) that the Company may give related instructions to the transfer agent, if any, to stop registration of the transfer of the Shares.

4.             Vesting.  The Shares that are granted hereby shall not be subject to any forfeiture restrictions.

5.             Capital Adjustments and Reorganizations.  The existence of the Restricted Shares shall not affect in any way the right or power of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or its business, engage in any merger or consolidation, issue any debt or equity securities, dissolve or liquidate, or sell, lease, exchange or otherwise dispose of all or any part of its assets or business, or engage in any other corporate act or proceeding.

6.             Tax Withholding.  To the extent that the receipt of the Restricted Shares results in income to the Director for federal, state or local income or employment tax purposes with respect to which the Company has a withholding obligation, the Director shall deliver to the Company at the time of such receipt or lapse, as the case may be, such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations, and, if the Director fails to do so, the Company is authorized to withhold from the Shares granted hereby or from any cash or stock remuneration then or thereafter payable to the Director in any capacity any tax required to be withheld by reason of such resulting income.

7.             No Fractional Shares.  All provisions of this Agreement concern whole Shares.  If the application of any provision hereunder would yield a fractional share, such fractional share shall be rounded down to the next whole share if it is less than 0.5 and rounded up to the next whole share if it is 0.5 or more.

8.             Not an Employment Agreement.  This Agreement is not an employment agreement, and no provision of this Agreement shall be construed or interpreted to create an employment relationship between the Director and the Company or guarantee the right to remain a member of the Board of Directors of the Company for any specified term.

9.             Legend.  The Director consents to the placing on the certificate for the Shares of an appropriate legend restricting resale or other transfer of the Shares except in accordance with such Act and all applicable rules thereunder.

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10.          Notices.  Any notice, instruction, authorization, request or demand required hereunder shall be in writing, and shall be delivered either by personal delivery, by telegram, telex, telecopy or similar facsimile means, by certified or registered mail, return receipt requested, or by courier or delivery service, addressed to the Company at the address indicated beneath its signature on the execution page of this Agreement, and to the Director at the Director’s residential address indicated beneath the Director’s signature on the execution page of this Agreement, or at such other address and number as a party shall have previously designated by written notice given to the other party in the manner hereinabove set forth.  Notices shall be deemed given when received, if sent by facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile means); and when delivered (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.

11.          Amendment and Waiver.  This Agreement may be amended, modified or superseded only by written instrument executed by the Company and the Director.  Only a written instrument executed and delivered by the party waiving compliance hereof shall make any waiver of the terms or conditions.  Any waiver granted by the Company shall be effective only if executed and delivered by a duly authorized executive officer of the Company.  The failure of any party at any time or times to require performance of any provisions hereof shall in no manner effect the right to enforce the same.  No waiver by any party of any term or condition, or the breach of any term or condition contained in this Agreement, in one or more instances, shall be construed as a continuing waiver of any such condition or breach, a waiver of any other condition, or the breach of any other term or condition.

12.          Governing Law and Severability.  This Agreement shall be governed by the laws of the State of Texas without regard to its conflicts of law provisions.  The invalidity of any provision of this Agreement shall not affect any other provision of this Agreement, which shall remain in full force and effect.

13.          Successors and Assigns.  Subject to the limitations which this Agreement imposes upon the transferability of the Shares granted hereby, this Agreement shall bind, be enforceable by and inure to the benefit of the Company and its successors and assigns, and to the Director, the Director’s permitted assigns and upon the Director’s death, the Director’s estate and beneficiaries thereof (whether by will or the laws of descent and distribution), executors, administrators, agents, legal and personal representatives.

14.          Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be an original for all purposes but all of which taken together shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Director has executed this Agreement, all as of the date first above written.

QUANEX CORPORATION

By:
Title:

DIRECTOR:

IRREVOCABLE STOCK POWER

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, For Value Received, has bargained, sold, assigned and transferred and by these presents does bargain, sell, assign and transfer unto Quanex Corporation, a Delaware corporation (the “Company”), the Shares transferred pursuant to the Restricted Stock Award Agreement dated                              between the Company and the undersigned; and subject to and in accordance with such Restricted Stock Award Agreement the undersigned does hereby constitute and appoint                               the undersigned’s true and lawful attorney, IRREVOCABLY, to sell assign, transfer, hypothecate, pledge and make over all or any part of such Shares and for that purpose to make and execute all necessary acts of assignment and transfer thereof, and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or his substitutes shall lawfully do by virtue hereof.

In Witness Whereof, the undersigned has executed this Irrevocable Stock Power effective the             day of                            , 20    .